____________________________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                        Reported):  October 15, 1997





                       MORGAN STANLEY ABS CAPITAL II INC.
       -----------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



   Delaware                           333-26581          Not Yet Available
-------------------------------      ------------       ------------------
(State or Other Jurisdiction          (Commission        (I.R.S. Employer
     of Incorporation)                File Number)       Identification No.)


1585 Broadway
New York, New York                                            10036
-------------------                                           ----------
(Address of Principal                                        (Zip Code)
 Executive Offices)


  Registrant's telephone number, including area code (212) 761-1817
                                                     ---------------
---------------------------------------------------------------------
(Former Name or Former Address if Changed Since Last Report)

----------------------------------------------------------------------------




Item 5.  Other Events
         ------------

Filing of Monthly Reports.
--------------------------


     Reference is made to BankBoston Recreational Vehicle Asset Backed Trust 1997-1 (the "Trust") and to the Notes and Certificates issued thereby (the "Securities"). Attached hereto are copies of certain monthly reports to the holders of the Securities which were derived from the monthly information compiled and submitted by the Servicer of the Trust.

Item 7.   Financial Statement and Exhibits
          --------------------------------


Exhibit  1:     Monthly  Distribution  Statement   to  the  Noteholders   and
Certificateholders for October 15, 1997 Payment Date.


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BANKBOSTON RECREATIONAL VEHICLE
                                   ASSET BACKED TRUST 1997-1


                                   BY: Morgan Stanley ABS Capital II Inc.,
                                        as Depositor




                                   By: /s/James Fadel
                                       --------------------------
                                   Name: James Fadel
                                   Title: Authorized Signatory



Dated:  November 3, 1997






                                Exhibit Index
                                -------------



Exhibit                                                                Page
--------                                                               ----

Exhibit  1:  Monthly  Distribution   Statement  to  the   Noteholders  and
Certificateholders for October 15, 1997 Payment Date.



           BANKBOSTON RECREATIONAL VEHICLE ASSET BACKED SERIES 1997-1

Accounting Date:                        10/10/97
Determination Date:                     10/14/97
Monthly Payment Date:                   10/15/97
Collection Period Ending:                9/30/97

I.	   COLLECTION ACCOUNT SUMMARY

	Total Available Funds
        ---------------------
		Principal and Interest Payments Received (including Prepayments)				    23,173,078.20
		Net Liquidation Proceeds (including Rebates/Insurance Amounts)						     0.00
		Current Monthly Interest Shortfall/Excess						            -1,307,073.28
		Amount of Withdrawal, if any, from Reserve Account						             0.00
		Purchase Amounts for Repurchased Receivables						                     0.00

	TOTAL AVAILABLE FUNDS							                                    21,866,004.92

II.	   SIMPLE INTEREST EXCESS OR SHORTFALLS

		Amount of Interest Payments Due During the Collection Period for Receivables			     5,304,562.15
		Amount of Interest Payments Received During the Collection Period 				     6,611,635.43
		for Receivables
		Amount of Current Month Simple Interest Excess/Shortfall					    -1,307,073.28

III.	   CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

		Specified Reserve Account Balance (lesser of 1% of the Initial Pool Balance and the Outstanding	     8,523,274.21
		Principal Balance of the Notes and Certificates)
		Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account
                Balance												       445,696.35
		Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest
		or Principal)												     0.00
		Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment
		Date)						 						     4,741,647.83

IV.	   COLLECTIONS ON RECEIVABLES

a)	Interest and Principal Payments Received
        ----------------------------------------
		Interest Payments Received									     6,611,635.43
		Scheduled Principal Payments Received								     4,060,896.08
		Principal Prepayments Received									    12,500,546.69
		Total Interest and Principal Payments Received							    23,173,078.20

b)	Liquidation Proceeds
        --------------------
		Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)				     0.00
		minus Reasonable Expenses										     0.00
		Net Liquidation Proceeds										     0.00

c)	Purchase Amount - Loans Repurchased from Trust
        ----------------------------------------------
		Amount Allocable to Interest										     0.00
		Amount Allocable to Principal										     0.00

	TOTAL COLLECTED FUNDS											    23,173,078.20


V.	   CALCULATION OF SERVICING AND TRUSTEE FEES

	Pool Balance of Receivables as of the First Day of Collection Period					   842,246,516.52
		multiplied by Servicer Fee Rate										    0.50%
		divided by Months per Year										       12
	SERVICING FEE AMOUNT											       350,936.05

	TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)									   208.33


VI.	   POOL BALANCE AND PORTFOLIO PERFORMANCE

a)	Pool Balance
        ------------
		Initial Pool Balance										   852,327,421.00
		Pool Balance as of Preceding Accounting Date							   842,246,516.52
		Pool Balance as of the Current Accounting Date							   825,685,073.75
		Age of Pool in Months											        2



b)	Default and Delinquency Performance (includes Repossessions and Bankruptcies)
        -----------------------------------------------------------------------------

	Current Month		     Number of Loans   Principal Balance   Percentage
        -------------                ---------------   -----------------   ----------
	30-59 Days Delinquent		   152		  3,417,749.75	     0.414%
	60-89 Days Delinquent		    35		  1,989,322.92	     0.241%
	90-119 Days Delinquent		    14		    404,407.84	     0.049%
	119-120 Days Delinquent		     0			  0.00	     0.000%
	Defaults for Current Period	     0			  0.00	     0.000%


	Schedule of Liquidated Loans   **SEE ATTACHMENT -    N/A THIS MONTH
        -------------------------------------------------------------------
		Description of Vehicle
		Account Number
		Original Principal Balance of Liquidated Loans
		Outstanding Principal Balance of the Liquidated Loan
		Gross Recovery
		Recovery Net of Expenses
		Realized Loss
		Chargeoff Date
		Repossession Date
		Liquidation Date

	Current Period Defaulted Receivables  **SEE ATTACHMENT -  N/A THIS MONTH
        ------------------------------------------------------------------------
		Description of Vehicle
		Account Number
		Original Principal Balance of the Defaulted Loan
		Outstanding Principal Balance of the Defaulted Loan
		Recovery Net of Expenses
		Realized Loss
		Chargeoff Date

	Schedule of Repossession Inventory  **SEE ATTACHMENT
        ----------------------------------------------------
		Description of Vehicle
		Account Number
		Original Principal Balance of the Defaulted Loan
		Outstanding Principal Balance of the Defaulted Loan
		Recovery Net of Expenses
		Realized Loss
		Chargeoff Date
		Repossession Date

	Current Period Realized Losses
        ------------------------------
		Current Month Realized Loss										     0.00
		Preceding Realized Losses 										     0.00
		Second Preceding Realized Losses									     0.00


VII.	   DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

	   Total Pool Factor											     966.74165190
	   Note Pool Factor											     966.74642340
	   Certificate Pool Factor										    1000.00000000
	   Class A-9 Interest and Principal Account								       469,625.00

a)	Noteholders Monthly Interest Distributable Amount
        -------------------------------------------------
		Class A-1											       241,716.45
		Class A-2											       548,616.46
		Class A-3											       696,854.17
		Class A-4											       474,750.00
		Class A-5											       608,541.67
		Class A-6											       375,666.67
		Class A-7											       486,000.00
		Class A-8											       202,195.00
		Class A-9												     0.00
		Class A-10											       106,500.00

	Noteholders Monthly Principal Distributable Amount
        --------------------------------------------------
		Class A-1
		Class A-2											    16,561,442.77
		Class A-3												     0.00
		Class A-4												     0.00
		Class A-5												     0.00
		Class A-6												     0.00
		Class A-7												     0.00
		Class A-8												     0.00
		Class A-9												     0.00
		Class A-10												     0.00


b)	Certificateholders' Monthly Interest Distributable Amount						       297,464.33
	Certificateholders' Monthly Principal Distributable Amount							     0.00

TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Cert Int+Cert Prin)					    21,420,308.57
minus:   BKB Servicing Fee								 			       350,936.05
Plus:     Trustee Fee								 					   208.33


TOTAL WIRE TO CHASE								 				    21,069,580.85
actual wire sent to chase 10/14								 			    22,489,165.01
adjustment-due back to bkb								 			     1,419,584.16